                                                                   EXHIBIT 10.38


[XXSYS LETTERHEAD]


                                December 30, 1997


Ms. Tung Bik Lin
c/o Wardley Securities Ltd.
3rd Floor Hutchison House
10 Harcourt Road
Hong Kong

        Re:    Investment in XXsys Technologies, Inc.

Dear Ms. Tung:

        This Letter Agreement will confirm our recent discussions relating to a proposed investment (the "Investment Transaction") by Ms. Tung Bik Lin ("Investor") in XXsys Technologies, Inc., a California corporation ("Company"), in accordance with the terms described below. On the basis of our discussions, the Company and Investor hereby confirm our agreement to consummate the Investment Transaction on the following terms and conditions.

        1. Structure of Transaction. Subject to the terms and conditions herein stated, the Company agrees to sell and issue to Investor, and Investor agrees to purchase from the Company, $1,500,000 ("Cash Consideration") worth of the shares ("Shares") of the no par value common stock ("Common Stock") of the Company. The parties agree that the Investor shall purchase the Shares from time to time during the period commencing on the date of this Letter Agreement and ending on September 30, 1998 by tendering to the Company all or a portion of the Cash Consideration. The parties further agree that the purchase price of the Shares shall be eighty percent (80%) of the average last sale price for the Common Stock, as quoted on the NASDAQ Small Cap or any alternative electronic stock exchange, during the twenty (20) trading days immediately preceding the Company's receipt of any portion of the Cash Consideration. Investor agrees to use its best efforts to tender one-third (1/3) of the Cash Consideration no later than March 31, 1998, an additional one-third (1/3) of the Cash Consideration no later than June 30, 1998 and the balance of the Cash Consideration no later than September 30, 1998.

        2. Warranties, Representations and Indemnity. Each party represents and warrants that it has full and absolute right, power and authority and legal capacity to execute, deliver and perform this Letter Agreement and, upon such execution, this Letter Agreement will be the valid and binding obligation of the party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors rights generally. Each party represents and warrants to the other that the execution, delivery, and performance of this Letter Agreement by such party does not and will not reach, violate, conflict with or permit the cancellation of, any agreement to which the Company or Investor is a party or by which any of its properties are bound.

        3. SEC Reports. The Company has delivered to Investor its annual report on Form 10-

Ms. Tung Bik Lin
December 30, 1997
Page 2

KSB for the fiscal year ended September 30, 1996 and all quarterly reports on Form 10-QSB subsequently filed with the U.S. Securities and Exchange Commission (collectively, the "SEC Reports"). The information in the SEC Reports is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        4. Due Diligence/Access. The Company has given and shall continue to give to Investor and its counsel, accountants and other advisors, agents, consultants and representatives, full access, during normal business hours throughout this Letter Agreement, to all of the properties, books, contracts, commitments and records of the Company, and has furnished and will continue to furnish during such period all such information concerning it (including its operations, financial condition and business plan) as Investor may reasonably request.

        5. Confidentiality. Each party agrees on behalf of itself and its employees, agents, accountants, attorneys and other advisors, that they will not divulge confidential information obtained from the other to third parties (other than their employees, agents, accountants and attorneys). In this regard, Investor acknowledges it is aware, and that it's representatives will be made aware, that in connection with its discussions with the Company regarding the Investment Transaction, it may come into possession of material, non-public information about the Company. Accordingly, Investor agrees that it will not trade (or cause or encourage any third party to trade), and it will use its best efforts to assure that none of its representatives will trade (or cause or encourage any third party to trade), in any securities of the Company while in the possession of such material non-public information.

        6. Acquisition for Investment. Investor is acquiring the Shares for its own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act of 1933 ("1933 Act"), thereof in a manner which would require registration under the 1933 Act or any state securities laws. Investor understands that the Shares cannot be sold or assigned without registration and/or qualification under the 1933 Act and applicable state securities laws. Investor understands and acknowledges that the certificates evidencing the Shares will bear the following legend:

               THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

Ms. Tung Bik Lin
December 30, 1997
Page 3

        7. Miscellaneous.This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The rights and obligation of either party to this Letter Agreement may not be assigned by such party without the prior written consent of the other party. This Letter Agreement contains the entire agreement of the parties hereto and may not be modified, altered or changed in any manner whatsoever, except by a written agreement signed by the parties hereto. This Letter Agreement may be executed in two counterparts, each signed by one of the parties and both of said counterparts together shall constitute one and the same instrument. The parties agree that facsimile signatures may be relied upon by each of the parties hereto as original signatures. This Letter Agreement shall be construed and interpreted in accordance with and governed and enforced in all respects by the laws of the State of California.

        If the matters set forth herein accurately reflect the terms and conditions of the proposed Investment Transaction, please execute a copy of this Letter Agreement in the location provided below and return an executed copy to me. Thank you.

                                            Very truly yours,

                                            XXSYS TECHNOLOGIES, INC.

                                            By: /s/  GLORIA MA
                                               --------------------------------
                                                      Dr. Gloria Ma,
                                                   Chief Executive Officer


ACKNOWLEDGED AND AGREED:
/s/ TUNG BIK LIN
---------------------------------
    Tung Bik Lin

[XXSYS LETTERHEAD]


                                December 30, 1997


Mrs. Li Sau Foon
c/o Wardley Securities Ltd.
3rd Floor Hutchison House
10 Harcourt Road
Hong Kong

        Re:    Investment in XXsys Technologies, Inc.

Dear Mrs. Li:

        This Letter Agreement will confirm our recent discussions relating to a proposed investment (the "Investment Transaction") by Mrs. Li Sau Foon ("Investor") in XXsys Technologies, Inc., a California corporation ("Company"), in accordance with the terms described below. On the basis of our discussions, the Company and Investor hereby confirm our agreement to consummate the Investment Transaction on the following terms and conditions.

        1. Structure of Transaction. Subject to the terms and conditions herein stated, the Company agrees to sell and issue to Investor, and Investor agrees to purchase from the Company, $1,500,000 ("Cash Consideration") worth of the shares ("Shares") of the no par value common stock ("Common Stock") of the Company. The parties agree that the Investor shall purchase the Shares from time to time during the period commencing on the date of this Letter Agreement and ending on September 30, 1998 by tendering to the Company all or a portion of the Cash Consideration. The parties further agree that the purchase price of the Shares shall be eighty percent (80%) of the average last sale price for the Common Stock, as quoted on the NASDAQ Small Cap or any alternative electronic stock exchange, during the twenty (20) trading days immediately preceding the Company's receipt of any portion of the Cash Consideration. Investor agrees to use its best efforts to tender one-third (1/3) of the Cash Consideration no later than March 31, 1998, an additional one-third (1/3) of the Cash Consideration no later than June 30, 1998 and the balance of the Cash Consideration no later than September 30, 1998.

        2. Warranties, Representations and Indemnity. Each party represents and warrants that it has full and absolute right, power and authority and legal capacity to execute, deliver and perform this Letter Agreement and, upon such execution, this Letter Agreement will be the valid and binding obligation of the party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors rights generally. Each party represents and warrants to the other that the execution, delivery, and performance of this Letter Agreement by such party does not and will not reach, violate, conflict with or permit the cancellation of, any agreement to which the Company or Investor is a party or by which any of its properties are bound.

        3. SEC Reports. The Company has delivered to Investor its annual report on Form 10-

Mrs. Li Sau Foon
December 30, 1997
Page 2

KSB for the fiscal year ended September 30, 1996 and all quarterly reports on Form 10-QSB subsequently filed with the U.S. Securities and Exchange Commission (collectively, the "SEC Reports"). The information in the SEC Reports is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        4. Due Diligence/Access. The Company has given and shall continue to give to Investor and its counsel, accountants and other advisors, agents, consultants and representatives, full access, during normal business hours throughout this Letter Agreement, to all of the properties, books, contracts, commitments and records of the Company, and has furnished and will continue to furnish during such period all such information concerning it (including its operations, financial condition and business plan) as Investor may reasonably request.

        5. Confidentiality. Each party agrees on behalf of itself and its employees, agents, accountants, attorneys and other advisors, that they will not divulge confidential information obtained from the other to third parties (other than their employees, agents, accountants and attorneys). In this regard, Investor acknowledges it is aware, and that it's representatives will be made aware, that in connection with its discussions with the Company regarding the Investment Transaction, it may come into possession of material, non-public information about the Company. Accordingly, Investor agrees that it will not trade (or cause or encourage any third party to trade), and it will use its best efforts to assure that none of its representatives will trade (or cause or encourage any third party to trade), in any securities of the Company while in the possession of such material non-public information.

        6. Acquisition for Investment. Investor is acquiring the Shares for its own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act of 1933 ("1933 Act"), thereof in a manner which would require registration under the 1933 Act or any state securities laws. Investor understands that the Shares cannot be sold or assigned without registration and/or qualification under the 1933 Act and applicable state securities laws. Investor understands and acknowledges that the certificates evidencing the Shares will bear the following legend:

               THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

Mrs. Li Sau Foon
December 30, 1997
Page 3

        7. Miscellaneous.This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The rights and obligation of either party to this Letter Agreement may not be assigned by such party without the prior written consent of the other party. This Letter Agreement contains the entire agreement of the parties hereto and may not be modified, altered or changed in any manner whatsoever, except by a written agreement signed by the parties hereto. This Letter Agreement may be executed in two counterparts, each signed by one of the parties and both of said counterparts together shall constitute one and the same instrument. The parties agree that facsimile signatures may be relied upon by each of the parties hereto as original signatures. This Letter Agreement shall be construed and interpreted in accordance with and governed and enforced in all respects by the laws of the State of California.

        If the matters set forth herein accurately reflect the terms and conditions of the proposed Investment Transaction, please execute a copy of this Letter Agreement in the location provided below and return an executed copy to me. Thank you.

                                            Very truly yours,

                                            XXSYS TECHNOLOGIES, INC.

                                            By: /s/  GLORIA MA
                                               --------------------------------
                                                      Dr. Gloria Ma,
                                                   Chief Executive Officer


ACKNOWLEDGED AND AGREED:
/s/ LI SAU FOON
---------------------------------
  Li Sau Foon